SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) DECEMBER 24, 1997

                       Trans-World Insurance Company d/b/a Educaid and
                        Class Notes Inc.(as Sellers) on behalf of
                           ClassNotes Trust 1997-I.


                                 ClassNotes Inc.
                          Trans-World Insurance Company
             (Exact name of registrant as specified in its charter)

         Delaware                                            22-3400682
         Arizona                  333-18877                  86-0255348
  (State or other                (Commission                 (IRS Employer
jurisdiction of incorporation)   File Number)                 ID Number)


 3301 C Street, Suite 100-M, Sacramento, California         95816
 (Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number,
 including area code:                                      (916) 446-5000


                  N/A
(Former name or former address, if changed since last report)

     On December 24, 1997, ClassNotes Trust-I issued $265,000,000 principal amount of its Series 1997-2 Notes (the "Notes") in the following classes:
$150,000,000 LIBOR Rate Class A-4 Notes, $57,500,000 Auction Rate Class A-5 Notes and $57,500,000 Auction Rate Class A-6 Notes. The Notes were registered under a Registration Statement on Form S-3 (No. 333-18877) (the "Registration Statement"). The Trust also issued $15,000,000 of Auction Rate Certificates, Class 2 (the "Certificates"). This Current Report on Form 8-K is being filed to file as exhibits to the Registration Statement certain agreements entered into in connection with the issuance of the Notes and the Certificates.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  EXHIBITS

EXHIBIT NO.


1.1 Underwriting Agreement for LIBOR Rate Notes, dated December 19, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc., Salomon Brothers Inc and First Union Capital Markets Corp.

1.2 Terms Agreement for LIBOR Rate Notes, dated December 19, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc., Salomon Brothers Inc and First Union Capital Markets Corp.

1.3 Underwriting Agreement for Auction Rate Notes, dated December 19, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store and Smith Barney Inc.

1.4 Terms Agreement for Auction Rate Notes, dated December 19, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc. and Smith Barney Inc.

4.1 Second Terms Supplement, dated December 24, 1997, between The York Bank and Trust Company, as Eligible Lender Trustee, and Bankers Trust Company, as Indenture Trustee.

4.2 Second Trust Supplement, dated December 23, 1997, among Trans-World Insurance Company, ClassNotes Inc. and The York Bank and Trust Company, as Eligible Lender Trustee.

99.1 Auction Agent Agreement, dated December 24, 1997, among The York Bank and Trust Company, as Eligible Lender Trustee, Bankers Trust Company, as Indenture Trustee, Bankers Trust Company, as Auction Agent, and Trans-World Insurance Company.

99.2 Broker-Dealer Agreement, dated December 24, 1997, among Bankers Trust Company, as Auction Agent, and Smith Barney Inc, as Broker-Dealer.

99.3 First Supplemental Sale and Servicing Agreement, dated December 24, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc. and The York Bank and Trust Company, as Eligible Lender Trustee.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CLASSNOTES TRUST 1997-I


                             By:  TRANS-WORLD INSURANCE COMPANY and
                                  CLASSNOTES, INC.


                             By:/s/ Michael Benoff
                                Name:  Michael Benoff
                                Title: Senior Vice President


Dated:  January 6, 1998

                                  EXHIBIT INDEX


EXHIBIT                  DESCRIPTION OF EXHIBIT                       PAGE NO.

1.1 Underwriting Agreement for LIBOR Rate Notes, dated December 19, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc., Salomon Brothers Inc and First Union Capital Markets Corp.

1.2 Terms Agreement for LIBOR Rate Notes, dated December 19, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc., Salomon Brothers Inc and First Union Capital Markets Corp.

1.3 Underwriting Agreement for Auction Rate Notes, dated December 19, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store and Smith Barney Inc.

1.4 Terms Agreement for Auction Rate Notes, dated December 19, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc. and Smith Barney Inc.

4.1 Second Terms Supplement, dated December 24, 1997, between The York Bank and Trust Company, as Eligible Lender Trustee, and Bankers Trust Company, as Indenture Trustee.

4.2                   Second Trust Supplement, dated
                      December 23, 1997, among Trans-World Insurance Company, ClassNotes Inc. and The York
                      Bank and Trust Company, as Eligible
                      Lender Trustee.

99.1 Auction Agent Agreement, dated December 24, 1997, among The York Bank and Trust Company, as Eligible Lender Trustee, Bankers Trust Company, as Indenture Trustee, Bankers Trust Company, as Auction Agent, and Trans-World Insurance Company.

99.2                  Broker-Dealer Agreement, dated December
                      24, 1997, among Bankers Trust Company,
                      as Auction Agent, and Smith Barney Inc,
                      as Broker-Dealer.

99.3 First Supplemental Sale and Servicing Agreement, dated December 24, 1997, among ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store Inc. and The York Bank and Trust Company, as Eligible Lender Trustee.